Exhibit 10.7

LEASE SEVERANCE AND AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

LEASE SEVERANCE AND AMENDMENT AGREEMENT

THIS LEASE SEVERANCE AND AMENDMENT AGREEMENT (hereinafter this “Agreement”) is dated as of the 8th day of September, 2004, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant have entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Lease”) demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Severed Properties”), and (ii) multiple other properties (the “Remaining Properties”).

B. Pursuant to Section 40.15 of the Lease, Lessor desires to sever the Lease into two (2) leases, one (1) relating to the Severed Properties and one (1) relating to the Remaining Properties, on the terms set forth in this Agreement.

C. Lessor and Tenant further desire to amend the Lease as it will continue to apply to the Remaining Properties after the aforesaid severance in certain other respects, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. The Lease is hereby severed into two (2) leases as follows: (a) contemporaneously herewith, Lessor and Tenant shall enter into that certain Master Lease Agreement No. 1A (the “Severed Properties Lease”) dated as of the date hereof relating to the Severed Properties and (b) the Lease shall continue in full force and effect with respect to the Remaining Properties, and the Severed Properties shall be severed from the Lease, in accordance with Section 40.15(b) and the other provisions of Section 40.15 of the Lease (as amended by this Agreement), and accordingly, Lessor and Tenant acknowledge and agree that, with respect to the Lease:

(a)

Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the date hereof shall, for the period from the date hereof through April 30, 2005, be equal to Forty-Four Million

Five Hundred Five Thousand Six Hundred Forty-Six and 68/100 Dollars ($44,505,646.68) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1 of the Lease, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms;

(b)	Effective as of the date hereof, Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement;

(c)	Effective as of the date hereof, Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement;

(d)	Effective as of the date hereof, the number “2,085,946” is deleted from each place that it appears in Section 3.2(e) of the Lease and replaced with the number “1,054,365”, such that, as of the date hereof, the “Reset Fee” under the terms of the Lease shall be equal to $1,054,365.

3. The Severed Properties Lease shall constitute a New Lease (as defined in the Lease) created pursuant to Section 40.15 of the Lease (as amended by this Agreement). Subject to Section 22.7(g) of the Lease and without limitation of and subject to the provisions of Sections 16.10, 19.1, 25.1.11 and 40.18 of the Severed Properties Lease and the Lease, and notwithstanding anything to the contrary contained in Section 1.3 of the Severed Properties Lease:

(a) Tenant under the Severed Properties Lease shall be responsible for the payment, performance and satisfaction of all duties, obligations and liabilities arising under the Severed Properties Lease, insofar as they relate to the Severed Properties subject to the Severed Properties Lease, that were not paid, performed and satisfied in full prior to the Effective Date (as defined in the Severed Properties Lease) (and Tenant, in its capacity as the tenant under the Lease, shall also be responsible for the payment, performance and satisfaction of the aforesaid duties, obligations and liabilities not paid, performed and satisfied in full prior to such Effective Date); and

(b) The tenant under the Severed Properties Lease, in its capacity as the tenant under the Severed Properties Lease, shall not be responsible for the payment, performance or satisfaction of any duties, obligations and liabilities of the tenant under the Lease, in its capacity as the tenant under the Lease, arising after such Effective Date (Tenant acknowledges, however, that, because Tenant is both the tenant under the Lease and under the Severed Properties Lease as of the Effective Date, Tenant, as a legal entity, is responsible for such duties, obligations and liabilities under the Lease).

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4. The text of the Joinder to the Lease that was executed by Ventas, Inc. is deleted in its entirety and replaced with the following:

“The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Amended and Restated Master Lease Agreement No. 1 solely for the purpose of confirming to the Tenant under the aforesaid Lease that, to the best of its knowledge, title to the Leased Properties is held in the name of the Lessor under the aforesaid Lease, rather than in the name of the respective entities that were the lessor under the “Original Master Lease” referenced in the aforesaid Lease, and that, if it is determined that title has not properly been transferred to such Lessor, Ventas, Inc. shall cause the conveyance of such title to Lessor, effective as of the Effective Date referenced in the aforesaid Lease. Notwithstanding anything to the contrary contained in the aforesaid Lease, the aforesaid Tenant acknowledges and agrees, by the acceptance of this Joinder, that, except as provided in this Joinder, Ventas, Inc. shall have no liability or obligations under the aforesaid Lease, as lessor or otherwise.”

5. Section 34.1(b) of the Lease is hereby deleted and replaced with the following:

(b)	if to Lessor:

Ventas Realty, Limited Partnership

10350 Ormsby Park Place

Suite 300

Louisville, Kentucky 40223

Attention: Lease Administration

with a copy to:

Ventas, Inc.

Ventas Realty, Limited Partnership

10350 Ormsby Park Place

Suite 300

Louisville, Kentucky 40223

Attention: General Counsel

6. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:	/s/ DOUGLAS L. CURNUTTE
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:	/s/ DOUGLAS L. CURNUTTE
Name:	Douglas L. Curnutte
Title:	Vice President of Facilities & Real Estate Development

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. RICHARD RINEY
T. Richard Riney, Executive Vice President, General Counsel and Secretary

JOINDER

The undersigned, VENTAS, INC., a Delaware corporation, hereby joins in the foregoing Lease Severance and Amendment Agreement solely for the purposes of (i) confirming to the Tenant under the aforesaid Agreement that, to the best of its knowledge, except as described in subsection (ii) below, title to the Severed Properties is held in the name of the Lessor, and that, if it is determined that title has not properly been transferred to such Lessor, Ventas, Inc. shall cause the conveyance of such title to Lessor, effective as of April 20, 2001, (ii) confirming to the aforesaid Tenant that, to the best of its knowledge, title to the Severed Property commonly known as Vencor Hospital – Pittsburgh (Facility No. 4619) is held in the name of Ventas, Inc., and (iii) subject to Section 40.2 of the Severed Properties Lease, joining with Ventas Realty, Limited Partnership, on a joint and several basis, as Lessor under the aforesaid Severed Properties Lease with respect to, and only with respect to, the aforesaid Vencor Hospital –Pittsburgh Severed Property, and for no other purposes. Notwithstanding anything to the contrary contained in the aforesaid Severed Properties Lease, the aforesaid Tenant acknowledges and agrees, by the acceptance of this Joinder, that, except as provided in subsection (i) above, Ventas, Inc. shall have no liability or obligations under the aforesaid Severed Properties Lease, as lessor or otherwise, with respect to any Severed Property other than the aforesaid Vencor Hospital –Pittsburgh Severed Property.

Witness		VENTAS, INC.

	/s/ DEBRA J. PAULSON	By:	/s/ T. RICHARD RINEY
Name:	Debra J. Paulson	Name:	T. Richard Riney
		Title:	Executive Vice President

/s/ JEREMY BONNOW
Name:	Jeremy Bonnow

Acknowledgments

STATE OF Kentucky	)
)
COUNTY OF Jefferson	)

This 7th day of September, 2004, personally came before me Maria Colville, a Notary Public in and for said County and State, Douglas L. Curnutte, who being by me duly sworn, says that he is the VP of Facilities & Real Estate of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Douglas L. Curnutte acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 7th day of September, 2004.

/s/ MARIA COLVILLE
Notary Public

My Commission Expires:

3-22-2008
[Notarial Stamp/Seal]

STATE OF Kentucky	)
)
COUNTY OF Jefferson	)

This 7th day of September, 2004, personally came before me Maria Colville, a Notary Public in and for said County and State, Douglas L. Curnutte, who being by me duly sworn, says that he is the VP of Facilities & Real Estate of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Douglas L. Curnutte acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this 7th day of September, 2004.

/s/ MARIA COLVILLE
Notary Public

My Commission Expires:

3-22-2008
[Notarial Stamp/Seal]

STATE OF Illinois	)
)
COUNTY OF Cook	)

This          day of                     , 2004, personally came before me Giuseppina Maria Fricano, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2004.

/s/ GIUSEPPINA MARIA FRICANO
Notary Public

My Commission Expires:

12/20/2006
[Notarial Stamp/Seal]

STATE OF Illinois	)
)
COUNTY OF Cook	)

This          day of                     , 2004, personally came before me Giuseppina Maria Fricano, a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2004.

/s/ GIUSEPPINA MARIA FRICANO
Notary Public

My Commission Expires:

12/20/2006
[Notarial Stamp/Seal]